Exhibit 99.1

May 6, 2010

Scott L. Thompson, President and Chief Executive Officer
Dollar Thrifty Automotive Group, Inc.
5330 East 31st Street
Tulsa, OK 74135

Dear Scott,

I would like to thank you and your Board of Directors for your prompt response to my May 3 letter.

We do not believe that any purpose is served by further public back-and-forth debate now on the characterization of the Hertz merger agreement terms.

Given your Board’s public statement that it will consider an offer from Avis Budget, I have attached to this letter a signed copy of the Confidentiality Agreement that was requested.  We expect that there will be a level playing field to participate in your Board’s process on the same terms as other parties.  In addition, we are proceeding on the assumption that this Confidentiality Agreement is identical to the one signed by Hertz.

We expect that we will be given access to all of the due diligence information made available to Hertz and access to Dollar Thrifty management.  In addition our financial advisor will forward to your financial advisor our preliminary request list covering certain specific diligence items.

We look forward to commencing the due diligence process expeditiously.

Sincerely yours,

/s/ Ronald L. Nelson

Chairman and Chief Executive Officer
Avis Budget Group, Inc.

cc: Board of Directors of Dollar Thrifty Automotive Group, Inc.

Enclosure

Confidentiality Agreement

May 6, 2010

Avis Budget Group, Inc.
6 Sylvan Way
Parsippany, NY 07054

Attention:              Ronald L. Nelson
Chairman and Chief Executive Officer

Re:           Confidentiality Agreement

Ladies and Gentlemen:

Each of Avis Budget Group, Inc. (“Avis Budget”) and Dollar Thrifty Automotive Group, Inc. (“Dollar” and each of Avis Budget and Dollar, a “Party” and together, the “Parties”) has requested certain information from the other in connection with their mutual consideration of a potential negotiated transaction between the Parties (any such transaction, a “Transaction”).  In consideration thereof, and as a condition to being furnished such information, each Party agrees, as set forth in this letter agreement (this “Agreement”), to treat as confidential all information furnished by the other party (the “Disclosing Party”) to such receiving party (the ”Recipient Party”) or its affiliates, or its or their respective directors, officers, employees, advisors or representatives (each of the foregoing, other than the Recipient Party, a “Representative”), whether furnished before or after the date of this Agreement, regardless of the form in which such information is communicated or maintained, and all notes, reports, analyses, compilations, studies, files or other documents or material, whether prepared by the Recipient Party or its Representatives, which are based on, contain or otherwise reflect such information (collectively, the “Evaluation Material”).

The term “Evaluation Material” does not include information that (i) is or becomes available to the public, other than as a result of a disclosure by the Recipient Party or a Representative of the Recipient Party in breach of this Agreement; (ii) was available to the Recipient Party or a Representative of a Recipient Party, or becomes available to the Recipient Party or a Representative of the Recipient Party, on a non-confidential basis from a source other than the Disclosing Party or its Representatives, provided that, the source of such information was not known by the Recipient Party or such Representative of the Recipient Party to be bound by a confidentiality agreement with the Disclosing Party or any of its Representatives with respect to such material, or otherwise prohibited from transmitting the information to the Recipient Party or such Representative of the Recipient Party by a contractual, legal or fiduciary obligation; or (iii) the Recipient Party can demonstrate the Recipient Party or a Representative of the

Recipient Party independently developed without reference to Evaluation Material or any derivative thereof.

It is understood that the Recipient Party may disclose Evaluation Material to any Representative of the Recipient Party that requires such material for the purpose of assisting the Recipient Party in evaluating a Transaction.  The Recipient Party agrees that the Evaluation Material will be kept confidential by the Recipient Party and the Representatives of the Recipient Party and, except with the specific prior written consent of the Disclosing Party or as expressly otherwise permitted by the terms hereof, will not be disclosed by the Recipient Party or any Representative of the Recipient Party to any other person.  The Recipient Party further agrees that it is responsible to the Disclosing Party for any action or failure to act that would constitute a breach or violation of the preceding sentence or any of the other terms of this Agreement to the extent such other terms are applicable to the Representatives of the Recipient Party or such action or failure to act is taken or not taken on behalf of or at the request of the Recipient Party by any Representative of the Recipient Party.  The Recipient Party further agrees that the Recipient Party and the Representatives of the Recipient Party will not use Evaluation Material for any reason or purpose other than to evaluate a potential Transaction.

Without the prior written consent of the other Party, a Party shall not, and shall cause its Representatives not to, disclose to any person the fact that Evaluation Material has been made available to the Parties or the Parties’ Representatives or that a Party or any Party’s Representative has inspected Evaluation Material.  Neither Party nor any of its Representatives shall disclose to any person (i) the fact that any discussions or negotiations are taking place concerning a Transaction or (ii) any of the proposed terms, proposed conditions or other facts with respect to any Transaction, including the status thereof.  Notwithstanding anything in this paragraph to the contrary, a Party may make such disclosures if, in the reasonable opinion of its nationally-recognized outside counsel, it is required to do so under applicable law, securities exchange agreement or regulation but only, to the extent reasonably practicable, after notice and consultation with the other Party, and, in such circumstances, shall undertake to maintain as confidential the identity of the other Party unless disclosure thereof is required.

Notwithstanding anything in this Agreement to the contrary, in the event that the Recipient Party or any Representative of the Recipient Party is requested or required under applicable law or the applicable rules or regulations of any securities exchange or similar self-regulatory organization (including by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process), to disclose Evaluation Material, it is agreed that, to the extent permissible, the Recipient Party and any such Representative of the Recipient Party will provide the Disclosing Party with prompt notice of such event so that the Disclosing Party may seek a protective order or other appropriate remedy or waive compliance with the applicable provisions of this Agreement by the Recipient Party or such Representative of the Recipient Party.  In the event the Disclosing Party determines to seek such protective order or other remedy, the Recipient Party and any such Representative of the Recipient Party will cooperate (at the expense of the Disclosing Party) with the Disclosing Party in seeking such protective order or other remedy.  In the event that such protective order or other remedy is not obtained and disclosure of Evaluation Material is required, or the Disclosing Party grants a waiver hereunder, the Recipient Party or such Representative of the Recipient Party, as the case may be, (i) may, without liability hereunder furnish that portion (and only that portion) of the Evaluation Material which, in the opinion of nationally-recognized counsel to the Recipient Party or such Representative of the Recipient Party, as the case may be, the Recipient Party or such Representative of the Recipient Party is required to disclose and (ii) will exercise its commercially reasonably best efforts (at the expense of the Disclosing Party) to have confidential treatment accorded any Evaluation Material so furnished.

Each Party is aware, and each Party will advise its Representatives who are informed of the matters that are the subject of this Agreement, that applicable securities laws restrict persons with material, non-public information concerning the other Party (including matters that may be the subject of this Agreement) from purchasing or selling securities of such Party, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such other person is likely to purchase or sell such securities.

Each Party (x) represents and warrants that, as of the date hereof and except as set forth on Annex A, neither it nor any of its subsidiaries beneficially owns any securities of the other Party and (y) agrees that for a period of one year from the date of this Agreement, neither such Party nor any of its controlled affiliates (as such term is defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) will, in any manner, directly or indirectly, unless and until such Party shall hereafter have been specifically invited by the other Party in a writing that references this agreement: (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, or in any way knowingly assist (including without limitation, through the provision of financing) any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, (i) any acquisition of beneficial ownership (as such term is defined under the Exchange Act) of any securities of the other Party or securities or rights convertible into or exercisable or exchangeable for any securities of the other Party, (ii) any acquisition of material assets of the other Party, (iii) any tender or exchange offer involving the securities of the other Party, (iv) any merger, other business combination, recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the other Party or (v) any “solicitation” of “proxies” (as such terms are used under the Exchange Act) or consents with respect to any voting securities of the other Party; (b) form, join or in any way participate in a “group” (as such term is used under the Exchange Act) with respect to any securities of the other Party; (c) otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of the other Party or (d) knowingly take any action that would require the other Party to make a public announcement regarding any of the types of matters set forth in clause (a) above.  Each Party also agrees during such period not to request, directly or indirectly, that the other Party (or its directors or officers) amend or waive any provision of this paragraph (including this sentence).  Notwithstanding the foregoing, but only to the extent that it would not require public disclosure, a Party may contact the Chairman of the Board of Directors of the other Party to determine if the other Party is then interested in a proposal from such Party with respect to a business relationship or other transaction.  Notwithstanding the foregoing, the restrictions set forth in this paragraph immediately shall cease to apply to a Party in the event: (A) the other Party publicly discloses that (or it becomes publicly known that) it has authorized a process for the solicitation of competing offers or indications of interest in respect of an Alternative Transaction, and fails to invite such Party to participate (or thereafter fails to continue in good faith to allow such Party to participate) in the process on substantially the same terms as apply to other participants; (B) such other Party approves, or enters into a letter of intent or definitive agreement with respect to an Alternative Transaction; (C) a third party commences a tender or exchange offer the consummation of which would constitute an Alternative Transaction; or (D) a third party announces an intent to or files with the Securities and Exchange Commission a proxy statement seeking to complete an Alternative Transaction or to elect two or more directors to the board of directors of the other Party who were not nominated by the nominating committee of such other Party’s board of directors.  For purposes of the immediately preceding sentence, an “Alternative Transaction” shall mean a transaction or series of related transactions involving a merger, consolidation or business combination involving the other Party and/or its subsidiaries, an issuance or third-party acquisition (including by way of tender or exchange offer) of securities, in each case as a result of which any person or “group” (as defined in the Exchange Act) beneficially owns securities representing more than 19.9% of the equity securities (by voting power or value, including upon exercise, exchange or conversion of any other security) of the other Party (or successor thereto), or a third-party acquisition of all or substantially all of the assets of the other Party outside the ordinary course of business.

Each Party agrees that, so long as a potential Transaction has not generally been disclosed, such Party will not nor will any of such Party’s Representatives, initiate or cause to be initiated (other than through Representatives of the other Party specifically designated by the other Party for such purpose) any communication concerning the Evaluation Material or any potential Transaction with any employee of the other Party that is not aware that a Transaction is or has been contemplated. Each Party will not, and will not permit any of its controlled affiliates to, for the one-year period from the date of this Agreement, solicit or cause to be solicited the employment of, or hire, any vice-

president or more senior executive of the other Party who is then currently employed by the other Party, except (i) pursuant to general solicitation efforts not specifically targeted at employees of the other Party and (ii) a Party may hire any person who contacts such Party on his or her own initiative without any direct or indirect solicitation (other than general solicitations described in the foregoing clause (i)) by such Party.

In the event that a Recipient Party decides not to proceed with the Transaction, upon the written request of the Disclosing Party, the Recipient Party will promptly deliver or cause to be delivered to the Disclosing Party (or destroy, which such destruction to be certified to the Disclosing Party) all documents or other matter furnished by the Disclosing Party or its Representatives to the Recipient Party or the Representatives of the Recipient Party constituting Evaluation Material, together with all copies thereof in the possession of the Recipient Party or the Representatives of the Recipient Party.  In such event, all other documents or other matters constituting Evaluation Material prepared by the Recipient Party or the Representatives of the Recipient Party will be destroyed, with any such destruction certified by the Disclosing Party.  Notwithstanding the foregoing, (i) a Recipient Party and its Representatives shall not be required to expunge or erase any Evaluation Material residing in their respective standard electronic data backup or archival systems and (ii) to the extent required by applicable law, regulation or industry practice, the legal and financial advisors of each Party shall be entitled to retain solely for record purposes one copy of any such materials required to be redelivered or destroyed; provided that notwithstanding anything herein to the contrary, including any expiration or termination of this Agreement, such materials shall indefinitely remain subject to the terms of this Agreement applicable to Evaluation Material.

The Recipient Party understands and acknowledges that neither the Disclosing Party nor any of Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the Evaluation Material or any other information provided to the Recipient Party or the Representatives of the Recipient Party by the Disclosing Party or its Representatives in connection with matters contemplated hereby.  Only those representations and warranties that may be made to a Party in a definitive written agreement for a Transaction, when, as and if executed and subject to such limitations and restrictions as may be specified therein, shall have any legal effect, and each Party agrees that if it determines to engage in a Transaction such determination will be based solely on the terms of such definitive written agreement and on its own investigation, analysis and assessment of the Transaction.  Except as provided in any such definitive written agreement, neither the Disclosing Party nor any of tits Representatives shall have any liability to the Recipient Party or any other person, including, without limitation, the Representatives of the Recipient Party, resulting from the use of, or reliance on, Evaluation Material by the Recipient Party or the Representatives of the Recipient Party.  Unless and until such a definitive written agreement is entered into, neither Party nor any of its Representatives, by virtue of this Agreement or any other written or oral expression, will be under any legal obligation of any kind whatsoever with respect to such a Transaction except for the matters specifically agreed to in this Agreement.  Without limiting the generality of the foregoing, each Party specifically acknowledges and agrees that, unless and until such a definitive written agreement is entered into, each Party may conduct and change the process with respect to  any possible Transaction as it, in its sole discretion, shall determine, including, without limitation, at any time terminating access to the Evaluation Material by the other Party and its Representatives, rejecting any and all offers for a Transaction without stating reasons, negotiating with one or more other parties and entering into a definitive agreement for a Transaction without prior notice to the other Party or any other person.

As used in this Agreement, the term “person” shall mean any individual, corporation, company, association, partnership, joint venture, trust or other unincorporated organization or entity.

This Agreement may be modified or amended only by a separate writing signed by the Parties expressly so modifying or amending this Agreement.

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes that certain confidentiality agreement, dated April 11, 2008, between the Parties and all other prior oral or written agreements or understandings that may exist between the Parties in respect of any Evaluation Material.

The Recipient Party acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by the Recipient Party or any Representative of the Recipient Party and that any such breach would cause the Disclosing Party irreparable harm.  Accordingly, the Recipient Party also agrees that in the event of any breach or threatened breach of this Agreement, the Disclosing Party, in addition to any other remedies at law or in equity it may have, shall be entitled to equitable relief, including injunctive relief and specific performance, without the requirement of posting a bond or other security.

It is understood and agreed that no failure or delay by the Disclosing Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect to the fullest extent permitted by law.

Except as provided in any definitive written agreement with respect to a Transaction or as otherwise specified in this Agreement, the obligations under this Agreement shall continue whether or not negotiations continue or a Transaction is consummated, except that a Party’s obligations in this Agreement relating to information about the other Party shall terminate on completion of a Transaction.

The Parties agree and consent to personal jurisdiction and venue in any federal or state court within the Borough of Manhattan, in the City of New York, having subject matter jurisdiction, for the purposes of any action, suit or proceeding arising out of or relating to this Agreement.  To the fullest extent permitted by law, the Parties hereby agree to waive trial by jury in any action proceeding or counterclaim brought by or on behalf of either Party with respect to any matter whatsoever relating to this Agreement.

This Agreement and any dispute arising out of , relating to or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed within that state.

This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

Except as otherwise expressly set forth herein, the obligations of the Parties under this Agreement shall terminate on the second anniversary hereof.

If you are in agreement with the foregoing, please sign and return one copy of this letter, which thereupon will constitute a binding agreement between us with respect to the subject matter hereof.

                 Very truly yours,

                DOLLAR THRIFTY AUTOMOTIVE
                GROUP, INC.

                By: ____________________________
                       Name:
                       Title:

Confirmed and agreed to as of the date first above written:

AVIS BUDGET GROUP, INC.

By: /s/ Ronald L. Nelson
       Name:  Ronald L. Nelson
       Title:    Chairman and Chief Executive Officer

Annex A

Exception for shares of Dollar common stock acquired prior to the date hereof.